UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2008

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2008, the Federal Home Loan Bank of Topeka ("FHLBank") announced that the following incumbent directors of the FHLBank’s Board of Directors were re-elected for a four-year term commencing January 1, 2009, as follows:

• Ronald K. Wente, President and CEO, Golden Belt Bank, FSA, Ellis, Kansas; and
• Michael M. Berryhill, Chairman, President and CEO, Morgan Federal Bank, Fort Morgan, Colorado.

The current term for each of these directors expires December 31, 2008. The election of these two directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related regulations of the Federal Housing Finance Agency (FHFA).

At the time of filing, Mr. Wente serves as Chairman of the Board of Directors, Chairman of the Executive Committee and serves as an ex officio member of all other committees. Mr. Berryhill serves on the following committees: Audit (chair), Compensation and Executive. Whether these directors are expected to be named to serve on any committee of the Board for 2009 has not been determined as of the time of this filing.

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors are elected by FHLBank’s membership in each state. The remaining directors are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of a message to FHLBank members dated December 2, 2008, announcing the FHLBank’s election results. The information contained in Item 7.01 on this Current Report on Form 8-K and the information on Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, amended (the "Exchange Act"), otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 2, 2008	By:	/s/ Patrick Doran

Name: Patrick Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank Members Announcing Board Election Results Dated December 2, 2008